SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2004

                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

           Virginia                         0-28635                 54-1964895
(State or other jurisdiction        (Commission file number)       (IRS Employer
     of incorporation)                                                Number)

                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 703.534.0700

Item 9. Regulation FD Disclosure.
---------------------------------

         On May 27, 2003, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------
(a) Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

99     Press Release



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIRGINIA COMMERCE BANCORP, INC.


                                          By: /s/ Peter A. Converse
                                              ----------------------------------
                                              Peter A. Converse, President,
                                              Chief Executive Officer

Dated: May 27, 2004